Investment Strategy - PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND	May 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Investments, risks, and performancePrincipal investment strategies
Strategy Narrative [Text Block]
The fund invests mainly in bonds (including general obligation bonds, revenue obligation bonds, and tender option bonds) that pay interest that is exempt from federal income tax and Pennsylvania personal income tax (but that may be subject to federal alternative minimum tax (“AMT”)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Pennsylvania personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. As a policy that cannot be changed without the approval of fund shareholders, the fund cannot include these investments for the purpose of complying with the 80% investment policy described above.
The fund may invest up to 25% of its total assets in below-investment-grade investments, which are sometimes referred to as “junk bonds.” However, the fund will not invest in investments that are rated lower than BB or its equivalent by each organization rating the investment, or are unrated securities that the Investment Manager believes are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced after purchase.
The Investment Manager may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.